                                                                    Exhibit 10.2

                              WAIVER AND AMENDMENT

         This WAIVER AND AMENDMENT ("Waiver and Amendment") is made as of August 9, 1999 by and among PRECISION PARTNERS, INC., a Delaware corporation (the "BORROWER"), PRECISION PARTNERS HOLDING COMPANY, a Delaware corporation, MID STATE MACHINE PRODUCTS, a Maine corporation, GALAXY INDUSTRIES CORPORATION, a Michigan corporation, CERTIFIED FABRICATORS, INC., a California corporation, CALBRIT DESIGN, INC., a California corporation, GENERAL AUTOMATION, INC., an Illinois corporation, and NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation, the Lenders listed on the signature pages hereof (the "Lenders") and CITICORP U.S.A., INC., as Administrative Agent for the Lenders (in such capacity, the "Agent"). This agreement is made with reference to that certain Credit Agreement dated as of March 19, 1999, by and among the Borrower, the Guarantors, the Agent, Bank of America, N.A. (successor to NationsBank, N.A.), as Syndication Agent, Sun Trust Bank, Atlanta, as Documentation Agent, and the Lenders (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Agent, the Documentation Agent, the Syndication Agent and the Lenders entered into the Credit Agreement;

         WHEREAS, the Borrower has requested waivers of compliance with, and amendment to, certain provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders desire to waive compliance with and amend certain provisions of the Credit Agreement;

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. WAIVERS

         1.1 Compliance with Section 7.1(b) (Consolidated Interest Coverage Ratio) only with respect to the period ending June 30, 1999, is hereby waived.

         1.2 Compliance with Section 7.1(c) (Consolidated Fixed Charge Coverage Ratio) only with respect to the period ending June 30, 1999, is hereby waived.

         SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

         2.1 Section 7.1(b) of the Credit Agreement is hereby amended by replacing it with the following:

         CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio of the Borrower for any period of four consecutive fiscal quarters ending during any period set forth below (i) if the Consolidated Senior Leverage Ratio at the end of any such period for four consecutive fiscal quarters is less than or equal to 2.0 to 1.0, to be less than that set forth below in column A opposite such period, or (ii) if the Consolidated Senior Leverage Ratio is greater than 2.0 to 1.0, to be less than that set forth below in column B opposite such period:


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                                      -2-


                                                                               Consolidated
                    Period                                                Interest Coverage Ratio
                    ------                                                -----------------------
                                                                        A                         B
         Closing Date - March 31, 1999                             1.90 to 1.0               1.90 to 1.0
         April 1, 1999 - June 30, 1999                             2.00 to 1.0 (waived)      2.00 to 1.0 (waived)
         July 1, 1999 - September 30, 1999                         1.85 to 1.0               1.85 to 1.0
         October 1, 1999 - December 31, 1999                       1.90 to 1.0               1.90 to 1.0
         January 1, 2000 - December 31, 2000                       2.00 to 1.0               2.25 to 1.0
         January 1, 2001 - December 31, 2001                       2.25 to 1.0               2.50 to 1.0
         January 1, 2002 - and thereafter                          2.50 to 1.0               2.75 to 1.0



         2.2 Section 7.1(c) of the Credit Agreement is hereby amended by replacing clause (iii) contained therein with the following:

         (iii) for the three quarters ending September 30, 1999, to be less than
0.95 to 1.0;

         SECTION 3. RATIFICATION OF AGREEMENT

         3.1 To induce the Required Lenders to enter into this Waiver and Amendment, the Borrower and the Guarantors jointly and severally represent and warrant that after giving effect to this Waiver and Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

         3.2 Except as expressly set forth in this Waiver and Amendment, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

         SECTION 4. COUNTERPARTS; CONDITIONS TO EFFECTIVENESS

         This Waiver and Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Waiver and Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by the Borrower, the Guarantors and the Required Lenders.

         SECTION 5. GOVERNING LAW

         THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 6. ACKNOWLEDGMENT AND CONSENT BY THE GUARANTORS

         Each Guarantor hereby acknowledges that it has read this Waiver and Amendment and consents to the terms hereof and further confirms and agrees that its obligations under its Guarantee are not impaired or adversely affected by this Waiver and Amendment, and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                  PRECISION PARTNERS, INC.
                                  NATIONWIDE PRECISION PRODUCTS
                                    CORPORATION
                                  GALAXY INDUSTRIES CORPORATION
                                  MID STATE MACHINE PRODUCTS
                                  GENERAL AUTOMATION, INC.
                                  CERTIFIED FABRICATORS, INC.
                                  CALBRIT DESIGN, INC.

                                  By: /s/ R.M. Miller
                                      ----------------------------------
                                      Name: Ronald M. Miller
                                      Title: Vice President

                                  PRECISION PARTNERS HOLDING COMPANY

                                  By: /s/ R.M. Miller
                                      ----------------------------------
                                      Name:  Ronald M. Miller
                                      Title: Chief Financial Officer

                                  CITICORP U.S.A, INC.
                                    as Administrative Agent

                                  By: /s/ Nicolas Erni
                                      ------------------------------
                                      Name:   Nicolas Erni
                                      Title:  Attorney In Fact

                                  CITICORP U.S.A., INC.
                                  as a Lender

                                  By: /s/ Nicolas Erni
                                      -------------------------------
                                      Name:  Nicolas Erni
                                      Title: Attorney In Fact

                                  BANK OF AMERICA, N.A. (successor to
                                    NationsBank, N.A.), as a Lender

                                  By: /s/ John J. O'Neill
                                      -------------------------------
                                      Name: John J. O'Neill
                                      Title: Managing Director

                                  SUNTRUST BANK, ATLANTA
                                  as a Lender

                                  By: /s/ S. M. Hall
                                      -------------------------------
                                      Name:  Susan M. Hall
                                      Title: Director

                                  By: /s/ Chris T. Jones
                                      -------------------------------
                                      Name:  Chris T.  Jones
                                      Title: Vice President